UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 15, 2005



                               SILGAN HOLDINGS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-22117                06-1269834
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


4 Landmark Square, Stamford, Connecticut                                 06901
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events


Item 8.01. Other Events.

On August 15, 2005, the Registrant announced that its Board of Directors declared a two-for-one stock split of the issued Common Stock of the Registrant, to be effected in the form of a stock dividend. Stockholders of record at the close of business on September 1, 2005 will be issued one additional share of Common Stock of the Registrant for each share of Common Stock of the Registrant owned on that date. Such additional shares of Common Stock of the Registrant will be distributed on September 15, 2005. For additional information regarding this announcement, refer to Exhibit 99.1 filed with this Current Report on Form 8-K.


                  Section 9 - Financial Statements and Exhibits


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits

Exhibit No.                    Description
-----------                    -----------

99.1 Press Release dated August 15, 2005 regarding the approval of a two-for-one stock split.




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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SILGAN HOLDINGS INC.


                                 By:   /s/ Frank W. Hogan, III
                                       --------------------------------------
                                       Frank W. Hogan, III
                                       Senior Vice President, General Counsel
                                         and Secretary

Date: August 16, 2005
















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



                                INDEX TO EXHIBITS



     Exhibit No.                     Description
     ----------                      -----------

       99.1 Press Release dated August 15, 2005 regarding the approval of a two-for-one stock split.



















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